UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

ICF International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia		22031
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(703) 934-3000

Not Applicable
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	ICFI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On June 8, 2022, ICF International, Inc. (the “Company”), by and through its wholly-owned subsidiary, ICF Incorporated, L.L.C., a Delaware limited liability company (“ICF Incorporated”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among ICF Incorporated, L.L.C., SemanticBits, LLC, a Virginia limited liability company (“Wicket”), and Ramprakash Chilukuri and Vinay Kumar (collectively, the “Equity Holders”) each individually, and Ramprakash Chilukuri in his capacity as the Sellers’ Representative.  By the terms of the Purchase Agreement, which contains customary representations and warranties and covenants relating to the transactions, ICF Incorporated will acquire 100% of the membership interests in Wicket (the “Acquisition”), which will become a wholly-owned subsidiary of ICF Incorporated and an indirect subsidiary of the Company.  The Company will pay a base purchase price of US$220 million (the “Purchase Price”) in cash payable to the Equity Holders, subject to adjustment as provided in the Purchase Agreement, including offsets for Wicket transaction expenses, escrow and related items.

At the closing of the Acquisition, the Company will (i) hold back US$3 million of the Purchase Price for any applicable post-closing, working capital adjustments to the Purchase Price; (ii) place US$825,000 of the Purchase Price into an escrow account for potential indemnification claims relating to breaches of representations, warranties, and covenants; and (iii) provide for indemnification for certain matters, including pre-closing taxes.

The completion of the Acquisition is subject to certain conditions including, among others, (i) the expiration or termination of the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”); (ii) subject to certain materiality exceptions, the representations and warranties made by ICF Incorporated, Wicket and the Equity Holders, respectively, being true and correct; and (iii) ICF Incorporated, Wicket and the Equity Holders being in compliance in all material respects with their respective Purchase Agreement obligations.

The Company and Wicket may terminate the Purchase Agreement upon mutual written agreement, or any party may terminate the Purchase Agreement if: (1) the other party materially violates or breaches any covenant, representation or warranty contained in the Purchase Agreement that has prevented the satisfaction of any closing condition and such violation or breach has not been cured or waived within ten (10) days after receipt of written notice; provided, however, that failure of the closing to occur on the date specified, or failure of the Company to deliver the closing consideration, is not subject to cure unless agreed to in writing by the Equity Holders, or (2) the Acquisition has not closed on or before August 31, 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which will be filed as an exhibit by an amendment to this Current Report on Form 8-K.

Cautionary Note Regarding the Purchase Agreement

The Purchase Agreement will provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about the Company or Wicket. In particular, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the signing of the Purchase Agreement. Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Purchase Agreement and are modified in important part by the underlying confidential disclosure schedules. In addition, the representations and warranties and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Statements

This filing and the exhibit attached hereto contain forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the expected benefits and costs of the Acquisition.

Item 7.01	Regulation FD Disclosure

On June 8, 2022, the Company issued a press release announcing the signing of the Purchase Agreement and that it will discuss the Purchase Agreement on June 8, 2022, at 5:00 p.m. ET. The meeting will be carried live via webcast, and instructions on how to participate in the webcast are contained in the press release, a copy of which is attached hereto as Exhibit 99.1. Also attached as Exhibit 99.2 is a copy of the Investor Presentation which will be available on the Company’s website in conjunction with the webcast.

Neither the information in 7.01 of this Current Report on Form 8-K, nor the information in the press release or the Investor Presentation, shall be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.         Description

99.1                      Press Release dated June 8, 2022
99.2                      Investor Presentation dated June 8, 2022
104                       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.

Date: June 8, 2022	By:	/s/ Barry Broadus
Barry Broadus Chief Financial Officer